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                                                                    EXHIBIT 23.1



                        INDEPENDENT ACCOUNTANT'S CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 12, 1999, except Note 10 which is as of December 31, 1999, relating to the financial statements which appears in IMP, Inc.'s Annual Report on Form 10-K/A for the year ended March 28, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP

San Jose, California
January 21, 2000